Exhibit 10.1

EXECUTION VERSION

FIFTH AMENDMENT TO CREDIT AGREEMENT

THIS FIFTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of May 21, 2021 among CRACKER BARREL OLD COUNTRY STORE, INC., a Tennessee corporation (the “Borrower”), the Guarantors party hereto, the Lenders party hereto and BANK OF AMERICA, N.A., as Administrative Agent and Collateral Agent. All capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Credit Agreement (as defined below and amended hereby).

RECITALS

WHEREAS, the Borrower, the Guarantors party thereto, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent and Collateral Agent, have entered into that certain Credit Agreement dated as of September 5, 2018 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Borrower has requested that the Lenders amend the Credit Agreement as set forth below, upon and subject to the terms and conditions specified in this Amendment.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.             Amendments. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a)           The definition of “Specified Dividend” in Section 1.01 of the Credit Agreement is hereby deleted in its entirety.

(b)          The following new definition is hereby added to Section 1.01 of the Credit Agreement in the appropriate alphabetical order to read as follows:

“Rescindable Amount” has the meaning specified in Section 2.11(e).

(c)           The following sentence is hereby added at the end of Section 2.11(e) of the Credit Agreement to read as follows:

Furthermore, with respect to any payment that the Administrative Agent makes for the account of the Lenders or the Issuing Banks hereunder as to which the Administrative Agent determines (which determination shall be conclusive absent manifest error) that any of the following applies (such payment referred to as the “Rescindable Amount”): (1) the Borrower has not in fact made such payment; (2) the Administrative Agent has made a payment in excess of the amount so paid by the Borrower (whether or not then owed); or (3) the Administrative Agent has for any reason otherwise erroneously made such payment; then each of the Lenders or the Issuing Bank, as the case may be, severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount so distributed to such Lender or such Issuing Bank, in immediately available funds with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d)           Section 5.02(g)(iii) of the Credit Agreement is hereby amended to read as follows:

(iii)       so long as any such dividend, purchase, redemption, retirement or acquisition occurs subsequent to August 1, 2021 (it being understood that a dividend may be declared but not paid on or prior to such date), and so long as immediately after giving effect thereto, the sum of (A) availability under the Revolving A Credit Facility plus (B) unrestricted cash and Cash Equivalents on hand of the Loan Parties (the sum of such amounts in clauses (A) and (B) being referred to as “Cash Availability”) equals or exceeds $100,000,000, the Borrower may declare and pay cash dividends to its stockholders and purchase, redeem, retire or otherwise acquire shares of its own outstanding capital stock (x) in an unlimited amount if at the time such dividend, purchase or redemption is made and after giving effect thereto, the Borrower’s Consolidated Total Leverage Ratio is 3.00 to 1.00 or less and (y) in an aggregate amount not to exceed $100,000,000 in any Fiscal Year if at the time such dividend, purchase or redemption is made and after giving effect thereto, the Borrower’s Consolidated Total Leverage Ratio is greater than 3.00 to 1.00; provided that, notwithstanding the foregoing clauses (x) and (y), so long as immediately after giving effect to the payment of any such dividends, Cash Availability equals or exceeds $100,000,000, the Borrower may declare and pay cash dividends to its stockholders in an aggregate amount not to exceed in any Fiscal Year the product of (i) the aggregate amount of dividends permitted hereunder that were declared by the Borrower in the fourth quarter of the immediately preceding Fiscal Year multiplied by (ii) four (4); provided, further, that, notwithstanding the foregoing, the aggregate amount of all such dividends, purchases, redemptions, retirements and acquisitions paid during the period commencing August 1, 2021 and ending October 29, 2021 shall not exceed $35,000,000;

(e)           A new Section 7.12 is hereby added to the Credit Agreement to read as follows:

SECTION 7.12 Recovery of Payments. Without limitation of any other provision in this Agreement, if at any time the Administrative Agent makes a payment hereunder in error to any Lender or any Issuing Bank (the “Credit Party”), whether or not in respect of an Obligation due and owing by the Borrower at such time, where such payment is a Rescindable Amount, then in any such event, each Credit Party receiving a Rescindable Amount severally agrees to repay to the Administrative Agent forthwith on demand the Rescindable Amount received by such Credit Party in immediately available funds in the currency so received, with interest thereon, for each day from and including the date such Rescindable Amount is received by it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. Each Credit Party irrevocably waives any and all defenses, including any “discharge for value” (under which a creditor might otherwise claim a right to retain funds mistakenly paid by a third party in respect of a debt owed by another) or similar defense to its obligation to return any Rescindable Amount.  The Administrative Agent shall inform each Credit Party promptly upon determining that any payment made to such Credit Party comprised, in whole or in part, a Rescindable Amount.

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2.             Conditions Precedent. This Amendment shall be effective upon satisfaction of the following conditions precedent:

(a)          receipt by the Administrative Agent of counterparts of this Amendment duly executed by (i) an authorized officer acceptable to the Administrative Agent of each Loan Party, (ii) the Required Lenders and (iii) the Administrative Agent; and

(b)           the Borrower shall have paid all reasonable costs and expenses of the Administrative Agent (including reasonable and documented fees and expenses of its legal counsel) in connection with this Amendment to the extent invoiced prior to or on the date hereof (paid directly to such counsel if requested by the Administrative Agent), without prejudice to a final settling of accounts between the Administrative Agent and the Borrower.

3.             Miscellaneous.

(a)           The Credit Agreement (as amended hereby) and the obligations of the Loan Parties thereunder and under the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their terms. This Amendment shall not be deemed or construed to be a satisfaction, reinstatement, novation or release of any Loan Document or a waiver by the Administrative Agent or any Lender of any rights and remedies under the Loan Documents, at law or in equity.

(b)         Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Loan Documents, and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge its obligations under the Credit Agreement or the other Loan Documents.

(c)           The Borrower and the Guarantors hereby represent and warrant to the Administrative Agent and the Lenders as follows:

(i)         Each Loan Party has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment. This Amendment and the execution and performance hereof by the Loan Parties do not conflict with any Loan Party’s organizational documents or any law, agreement or obligation by which any Loan Party is bound.

(ii)       This Amendment has been duly executed and delivered by each Loan Party and constitutes a legal, valid and binding obligation of each Loan Party, enforceable against each such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(iii)        No approval, consent, exemption, authorization or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment.

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(d)           The Loan Parties represent and warrant to the Administrative Agent and the Lenders that (i) after giving effect to this Amendment, the representations and warranties contained in each Loan Document are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality or Material Adverse Effect, such representation or warranty is true and correct in all respects) on and as of the date hereof as though made on and as of the date hereof, other than any such representations or warranties that, by their express terms, refer to a specific earlier date, in which case as of such specific date, and (ii) no event has occurred and is continuing which constitutes a Default or an Event of Default.

(e)          This Amendment shall constitute a Loan Document for all purposes. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment. This Amendment constitutes the entire contract among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Amendment will inure to the benefit of and bind the respective successors and permitted assigns of the parties hereto.

(f)          THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. THE TERMS OF SECTIONS 9.05 AND 9.06 OF THE CREDIT AGREEMENT ARE INCORPORATED HEREIN BY REFERENCE, MUTATIS MUTANDIS.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	CRACKER BARREL OLD COUNTRY STORE, INC.,
a Tennessee corporation

	By:	/s/ Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Senior Vice President, General Counsel and Secretary

GUARANTORS:	CBOCS SUPPLY, INC.,
a Tennessee corporation

	By:	/s/ Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Secretary

CBOCS WEST, INC.,
a Nevada corporation

	By:	/s/ Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Secretary

CB MUSIC LLC,
a Tennessee limited liability company

	By:	/s/ Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Secretary

CB EATERTAINMENT, INC.,
a Delaware corporation

	By:	/s/ Richard M. Wolfson
		Name:	Richard M. Wolfson
		Title:	Vice President, General Counsel and Secretary

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

CBOCS PENNSYLVANIA, LLC,
a Pennsylvania limited liability company

By:	/s/ Richard M. Wolfson
	Name:	Richard M. Wolfson
	Title:	Secretary

CBOCS DISTRIBUTION, INC.,
a Tennessee corporation

By:	/s/ Jeffrey M. Wilson
	Name:	Jeffrey M. Wilson
	Title:	Treasurer

ROCKING CHAIR, INC.,
a Nevada corporation

By:	/s/ Donna Roberts
	Name:	Donna Roberts
	Title:	Assistant Secretary

CBOCS TEXAS, LLC,
a Tennessee limited liability company

By:	/s/ Jeffrey M. Wilson
	Name:	Jeffrey M. Wilson
	Title:	President and Treasurer

CBOCS PROPERTIES, INC.,
a Michigan corporation

By:	/s/ S. Victoria Harvey
	Name:	S. Victoria Harvey
	Title:	President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

ADMINISTRATIVE AGENT
AND COLLATERAL AGENT:	bank of america, n.a.,
as Administrative Agent and Collateral Agent

	By:	/s/ Linda Mackey
Name: Linda Mackey
Title: Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

LENDERS:	BANK OF AMERICA, N.A.,
as an Issuing Bank, Swing Line Bank and a Lender

	By:	/s/ Robert J. Beckley
Name: Robert J. Beckley
Title: Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as an Issuing Bank and a Lender

By:	/s/ Darcy McLaren
Name: Darcy McLaren
Title: Director

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

Coöperatieve Rabobank U.A., New York Branch, as a Lender

By:	/s/ Sarah Fleet
Name: Sarah Fleet
Title: Executive Director

Coöperatieve Rabobank U.A., New York Branch, as a Lender

By:	/s/ Jennifer Smith
Name: Jennifer Smith
Title: Executive Director

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

REGIONS BANK, as a Lender

By:	/s/ Whit Steers
Name: Whit Steers
Title: Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

TRUIST BANK, as a Lender

By:	/s/ J. Matthew Rowand
Name: J. Matthew Rowand
Title: Director

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Steven L. Sawyer
Name: Steven L. Sawyer
Title: Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tracey Silverman
Name: Tracey Silverman
Title: Sr. Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

FIRST HORIZON BANK, as a Lender

By:	/s/ Brian Reeves
Name: Brian Reeves
Title: Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

SYNOVUS BANK, as a Lender

By:	/s/ Chandra Cockrell
Name: Chandra Cockrell
Title: Relationship Manager

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement

PINNACLE BANK, as a Lender

By:	/s/ William H. Diehl
Name: William H. Diehl
Title: Senior Vice President

CRACKER BARREL OLD COUNTRY STORE, INC.

FIFTH AMENDMENT TO Credit agreement